UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana		70058
(Address of principal executive offices)		(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Amended and Restated Credit Agreement
Press Release
Unaudited Pro Forma Consensed Consolidated Financial Information

Item 1.01 Entry into a Material Definitive Agreement
     On December 6, 2006, Superior Energy Services, Inc., a Delaware corporation (“Superior Energy”), and SESI, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Superior Energy (“SESI”), entered into an Amended and Restated Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein pursuant to which SESI increased the amount of availability under its revolving credit facility from $150 million to $250 million. The description of the Amendment in this report is a summary only, is not necessarily complete, and is qualified by the full text of the Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 8.01 Other Events
Convertible Note Offering
     On December 6, 2006, Superior Energy announced that SESI intends to offer, subject to market and other conditions, approximately $350.0 million aggregate principal amount of its senior exchangeable notes due 2026 (the “Senior Exchangeable Notes”) through an offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. SESI also expects to grant the initial purchasers of the notes a 30-day option to purchase up to $50.0 million in principal amount of additional notes.
     A copy of the press release announcing the proposed offering of the Senior Exchangeable Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Pro Forma Financial Information for Warrior Acquisition
     The unaudited pro forma condensed financial information previously included in Superior Energy’s Registration Statement on Form S-4 (Registration No. 333-138132) has been updated to include an unaudited pro forma statement of operations for the nine months ended September 30, 2006 and information relating to financing the acquisition of Warrior Energy Services Corporation with a portion of the proceeds of the proposed offering of the Senior Exchangeable Notes. The description of the unaudited pro forma condensed financial information in this report is a summary only, is not necessarily complete, and is qualified by the unaudited pro forma condensed financial information filed herewith as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

10.1	Amended and Restated Credit Agreement dated December 6, 2006 among Superior Energy Services, Inc., SESI, L.L.C., JPMorgan Chase Bank, N.A. and the lenders party thereto. (The registrant agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request.)

99.1	Press Release dated December 6, 2006.

99.2	Superior Energy Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: December 6, 2006

Exhibit Index

10.1	Amended and Restated Credit Agreement dated December 6, 2006 among Superior Energy Services, Inc., SESI, L.L.C., JPMorgan Chase Bank, N.A. and the lenders party thereto. (The registrant agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request.)

99.1	Press Release dated December 6, 2006.

99.2	Superior Energy Unaudited Pro Forma Condensed Consolidated Financial Information.